VANGUARD STAR FUND

                       SUPPLEMENT TO THE PROSPECTUS DATED
                                 APRIL 23, 1998

At a special meeting of shareholders held June 30, 1998, shareholders approved a proposal to permit Vanguard STAR Fund to invest the reserves portion of its assets in the Short-Term Corporate Fund of Vanguard Fixed Income Securities Funds, as well as in the Prime Money Market Fund of Vanguard Money Market Reserves.

                                                                 PS56-10/02/1998